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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  June 21, 2005


                          EASYLINK SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

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               Delaware                                       000-26371                                  13-3787073
    (State or other jurisdiction of                    (Commission File Number)             (I.R.S. Employer Identification No.)
            incorporation)

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                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 (Entry into a Material Definitive Agreement)

2005 Stock and Incentive Plan

On June 21, 2005, at the annual meeting of stockholders of EasyLink Services Corporation (the "Company"), the stockholders approved the EasyLink Services Corporation 2005 Stock and Incentive Plan (the "2005 Plan"). The 2005 Plan was adopted by the Board, subject to stockholder approval, on April 25, 2005, and became effective on June 21, 2005. The purpose of the 2005 Plan is to grant stock options and stock-based awards as a means to provide an incentive to the Company's selected directors, officers, employees and consultants to acquire a proprietary interest in EasyLink, to continue in their positions with the Company and to increase their efforts on the Company's behalf. The 2005 Plan provides for awards of stock options and other awards, such as restricted stock, restricted stock units, and deferred stock units, that consist of, or are denominated in, payable in, valued in whole or in part by reference to or otherwise related to our Class A common stock.

A description of the 2005 Plan is contained in the Company's Definitive Proxy Statement on Schedule 14A filed on May 16, 2005 under the heading "Proposal No. 2 - Approval of The EasyLink Services Corporation 2005 Stock and Incentive Plan - Description of the 2005 Plan," which description contained under "Description of the 2005 Plan" is incorporated herein by reference.

The form of the 2005 Plan is included in this filing as Exhibit 10.1 and is incorporated by reference herein. The foregoing summary of the terms of the 2005 Plan is not complete and is qualified in its entirety by reference to Exhibit
10.1 to this filing.

ITEM 8.01 (Other Events)

Legal Proceedings - Broker Litigation

As previously disclosed, the Company was subject to a judgment in the amount of approximately $931,000 in connection with a dispute between the Company and a broker arising out of the termination of an agreement to sell the portal operations of the Company's discontinued India.com business. The judgment was based on the District Court's finding that the broker was a third party beneficiary of the terminated agreement. The Company and the broker appealed the decision of the District Court to the United States Court of Appeals for the Second Circuit. On June 20, 2005, the Court of Appeals reversed the District Court's ruling that the broker was a third party beneficiary of the terminated agreement and set aside the $931,000 of damages awarded against the Company by the District Court. The Court of Appeals also rejected the broker's claim on appeal for additional damages. The Court of Appeals, however, also determined that the District Court had not fully resolved the issue of whether the Company had in bad faith breached the agreement to sell the portal operations for the express purpose of avoiding the broker's commission. Accordingly, the Court of Appeals remanded the case to the District Court for further consideration.

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ITEM 9.01 (c) Exhibits.

The following exhibit is filed herewith:

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EXHIBIT NO.                           DESCRIPTION
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Exhibit 10.1                          EasyLink Services Corporation 2005 Stock and Incentive Plan (Incorporated by reference to
                                      Appendix A to EasyLink Services Corporation's Definitive Proxy Statement on Schedule 14A filed on May 16, 2005)

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2005

                          EASYLINK SERVICES CORPORATION


                              By: s/Thomas Murawski
                                  -----------------
                                  Thomas Murawski, Chairman, President and
                                  Chief Executive Officer



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                                INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION

Exhibit 10.1 EasyLink Services Corporation 2005 Stock and Incentive Plan (Incorporated by reference to Appendix A to EasyLink Services Corporation's Definitive Proxy Statement on Schedule 14A filed on May 16, 2005)




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